May 12, 1998


                           PIONEER SMALL COMPANY FUND
                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 27, 1998





The following information supplements the corresponding section in the Prospectus.

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations. Mr. Tripple joined PMC in 1974. Ms. Theresa Hamacher, Senior Vice President of PMC, oversees U.S. equity research and portfolio management.

     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on special equities and smaller companies. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

     Day-to-day management of the Fund has been the responsibility of Mr. Todd Grady, Vice President of PMC, since January 24, 1997. Mr. Grady joined PMC in 1994 and has seven years of investment experience. Mr. Ronald Saba, Vice President of PMC since August 1997, is the assistant portfolio manager for the Fund. He assumed this responsibility in April 1998.



                                                                       0598-5274
                                             (c) Pioneer Funds Distributor, Inc.